                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number  811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       02/28/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global Fund

Semiannual Report to Shareholders

February 28, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2005

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 and Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/05
Scudder Global Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	21.92%	14.96%	10.26%	1.60%	8.97%
Class B	21.41%	14.10%	9.40%	.80%	8.11%
Class C	21.41%	14.10%	9.42%	.80%	8.13%
Class R	21.71%	14.79%	10.04%	1.38%	8.73%
MSCI World Index+	15.03%	11.99%	8.68%	-1.17%	8.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value Information
	Class A	Class B	Class C	Class R
Net Asset Value: 2/28/05	$ 27.81	$ 27.67	$ 27.67	$ 27.86
8/31/04	$ 22.81	$ 22.79	$ 22.79	$ 22.89
Class A Lipper Rankings — Global Multi-Cap Growth Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	6	of	63	10
3-Year	14	of	43	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Fund — Class A [] MSCI World Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/05
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,835	$12,634	$10,203	$22,258
	Average annual total return	8.35%	8.10%	.40%	8.33%
Class B	Growth of $10,000	$11,110	$12,892	$10,315	$21,810
	Average annual total return	11.10%	8.84%	.62%	8.11%
Class C	Growth of $10,000	$11,410	$13,099	$10,408	$21,842
	Average annual total return	14.10%	9.42%	.80%	8.13%
Class R	Growth of $10,000	$11,479	$13,324	$10,708	$23,086
	Average annual total return	14.79%	10.04%	1.38%	8.73%
MSCI World Index+	Growth of $10,000	$11,199	$12,837	$9,427	$21,972
	Average annual total return	11.99%	8.68%	-1.17%	8.19%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on September 11, 2000 are derived from the historical performance of Class S shares of the Scudder Global Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 2/28/05
Scudder Global Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	22.13%	15.35%	10.56%	1.87%	9.27%
Class AARP	22.02%	15.26%	10.53%	1.87%	9.27%
MSCI World Index+	15.03%	11.99%	8.68%	-1.17%	8.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/05	$ 27.80	$ 27.77
8/31/04	$ 22.82	$ 22.82
Distribution Information: Six Months: Income Dividends as of 2/28/05	$ .05	$ .09

Class S Lipper Rankings — Global Multi-Cap Growth Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	63	7
3-Year	11	of	43	25
5-Year	7	of	33	21
10-Year	6	of	8	67

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Global Fund — Class S [] MSCI World Index+

Yearly periods ended February 28
Comparative Results as of 2/28/05
Scudder Global Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,535	$13,516	$10,973	$24,269
	Average annual total return	15.35%	10.56%	1.87%	9.27%
Class AARP	Growth of $10,000	$11,526	$13,503	$10,969	$24,260
	Average annual total return	15.26%	10.53%	1.87%	9.27%
MSCI World Index+	Growth of $10,000	$11,199	$12,837	$9,427	$21,972
	Average annual total return	11.99%	8.68%	-1.17%	8.19%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C, R and AARP shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,219.20	$ 1,214.10	$ 1,214.10	$ 1,217.10	$ 1,220.20	$ 1,221.30
Expenses Paid per $1,000*	$ 9.41	$ 13.56	$ 13.56	$ 10.77	$ 7.98	$ 7.21
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,016.31	$ 1,012.55	$ 1,012.55	$ 1,015.08	$ 1,017.60	$ 1,018.30
Expenses Paid per $1,000*	$ 8.55	$ 12.33	$ 12.33	$ 9.79	$ 7.25	$ 6.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S
Scudder Global Fund	1.71%	2.47%	2.47%	1.96%	1.45%	1.31%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers Steve Wreford and Oliver Kratz discuss the market environment, fund performance and their strategy in managing Scudder Global Fund during the six-month period ended February 28, 2005.

Q:  How did the global equity markets perform during the past six months?

A:  Stock markets worldwide produced strong gains as investors were encouraged by steady economic performance, strong corporate-earnings growth and continued low interest rates. Although the reporting period got off to an uneven start due to concerns about higher oil prices and the uncertainty related to the US election, the global markets rallied in reaction to the reelection of President George W. Bush in November. Not only did the election pass without the difficulties experienced in 2000, but the surprising strength of the President's victory helped provide clarity with respect to the future direction of public policy in the United States. The markets also were encouraged by the rapid decline in the price of oil from its mid-October high and the emergence of the US economy from its brief slowdown during the summer. As these concerns moved into the background, investors were free to focus on favorable corporate profit results and the generally positive direction of the economy

Europe was the best-performing region for the period. The European Central Bank maintained its low interest rate policy in order to support an economic recovery, and governments across the region announced plans to reduce personal income and corporate taxes. Asia also outperformed, with Japan's Nikkei index completing its first back-to-back yearly gain in almost a decade. Its economy expanded for a fourth consecutive year — the longest streak since 1997 — as growth in the US and China, Japan's largest export markets, helped sustain a recovery. In China, the government's economic policies resulted in continued healthy growth, job creation and controlled inflation. The US market lagged the MSCI World Index, as optimism was tempered somewhat by concerns over the sustainability of growth and the potential for the Federal Reserve to raise interest rates more rapidly than expected.1

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

US-based investors gained an additional boost to returns from the strength in foreign currencies in relation to the dollar. Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment. And during the past six months, most major currencies rose against the dollar. For instance, the value of the euro climbed from $1.2053 on August 31, 2004 to $1.3244 by the end of the period. Similarly, the yen purchased more dollars at the end of the period than it did at the beginning. This was a positive for the portion of the Global Fund portfolio that was invested in the international markets.

Q:  How did the fund perform during this time period?

A:  The fund performed very well in relation to both its benchmark and its peer group. For the six-month period ended February 28, 2005, the Class A shares of Scudder Global Fund returned 21.92%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark — the MSCI World Index — returned 15.03%. The fund finished in the top half of the Lipper peer group — Global Multi-Cap Growth — during the one- and three-year periods.2 The fund's increased weighting in Europe and decreased weighting in the United States also proved helpful to performance.

2 Source: Lipper Inc. as of 2/28/05. According to Lipper Inc., global funds are those that invest at least 25% of assets in securities traded outside of the US and that may own US securities as well. It is not possible to invest directly in a Lipper category.

3 "Overweight" means the fund has a higher weighting in a sector than the benchmark, "underweight" means the sector weighting is below that of the benchmark.

To review, we strive to determine the investment themes that we believe will dominate the global economy in the years ahead, then we seek to identify well-managed, fundamentally sound companies that stand to benefit from the emergence of these themes. The goal of this investment strategy is to take advantage of multiyear trends that we believe will transcend the short-term fluctuations of the global economy and world equity markets. While past performance is no guarantee of future results, we believe this investment process — and our correct identification of the most important themes in the global economy that have come to fruition during the past year — was the primary reason for the fund's outperformance.

Q:  Will you discuss the key elements of your positioning and how they impacted fund performance?

A:  Certainly. Before discussing themes, we will provide a brief overview of how our sector weightings and stock selection within industries affected performance. In terms of sector weightings, the fund was properly positioned in nine of the ten industry sectors. Our most effective positions proved to be overweights in basic materials and energy, both of which outperformed.3 Also adding to performance was the fact that our stock picks beat the stocks within the benchmark in eight of ten industries, with slight underperformance in energy and materials being the only exceptions. The fund's outperformance was most significant in the consumer discretionary, financials and information technology sectors.

Turning to themes, we generated positive returns in all eight of the portfolio's major active themes.

Fund Assets by Theme, as of February 28, 2005

Supply Chain Dominance	18.1%
Ultimate Subcontractors	16.6%
New Annuities	15.4%
Disequilibria	13.7%
Greater China	11.9%
Virtuality	9.8%
Japan Restructuring	7.7%
Diversification Assets	6.3%
Distressed Companies	0.5%
Private/Public Partnerships	0%*

* This theme has not been eliminated from the portfolio.

We will look at each of these active themes in the order of their contribution to the fund's performance during the semiannual period:

Supply Chain Dominance: This theme invests in companies that we believe will wield increasing power within their supply chains.4 Examples of strong performers were Caterpillar, Inc. (US), BASF AG (Germany) and VERITAS Software Corp. (US). New contracts for Caterpillar and increased worldwide sales of its heavy equipment boosted shares. In addition, the company progressed in its strategic expansion plans in China, acquiring Shandong Machinery. BASF, the chemicals giant, nearly tripled its net profit in the third quarter compared with the prior year as it succeeded in raising prices to cover higher oil costs. BASF is also expanding in China, and will begin construction of a chemical plant there in mid-2005. Shares of Veritas rose on its merger with Symantec Corp., which will create the fourth-largest software maker. The combined company is expected to create a powerhouse in the security, systems and storage software industry.

4 The supply chain is the network of suppliers that provide the inputs companies use to make their products and services. A company that dominates within its supply chain should have the ability to demand higher prices for its products.

Ultimate Subcontractors: Our thinking behind this long-standing theme is that companies in industries in which price is the primary basis for competition — such as mining and energy — must be able to reduce costs in order to increase earnings. Since the largest companies are in the best position to cut costs, they are therefore the most likely to emerge as the long-term survivors.

A significant contribution to performance was derived from the fund's exposure to the oil sector via stocks such as ConocoPhillips (US), which more than doubled its fourth quarter income amid higher profit margins from its refining business and higher prices for oil and gas; and Devon Energy Corp. (US), which posted better-than-expected earnings in 2004 following record production. Other notable contributors within energy were Total SA (France), Anadarko Petroleum Corp. (US) and LUKOIL (ADR) (Russia). The mining stock Companhia Vale do Rio Doce (ADR) (Brazil) was also among the fund's top contributors.

New Annuities: Here, we look for companies with assets that can generate predictable returns over the long term, which generally leads to a focus on stocks in the health care, media and utilities sectors. Holdings such as GlaxoSmithKline PLC (UK) and E.ON AG (Germany) were significant performers. Shares of GlaxoSmithKline PLC climbed after the European Commission approved its latest HIV drug, Kivexa, which is already available in the United States. Shipments of the pharmaceutical giant's flu vaccine Fluarix to the US also boosted shares during the quarter. Furthermore, the firm plans to seek approval in the US in early 2005 for the first nonprescription antiobesity treatment. Meanwhile, optimism over pricing and cost cutting lifted shares of E.ON. The utility also entered into final negotiations for Romania's Electrica Moldavia as part of its expansion into eastern Europe.

Disequilibria: In this theme, we seek to invest in industries that we believe are experiencing, or that are about to experience, a long-term material shift in their competitive environment, but in which the potential for this type of positive change is not yet understood by the market. Capitalia SpA, an Italian banking company, and ABB Ltd., a Swiss industrial concern, were notable contributors here. Capitalia's 2004 net profit increased tenfold, while the engineering giant ABB swung to a profit due to restructuring measures, new contracts and strong business in its major markets.

Greater China: Although fears surfaced midway through last year that the efforts by China's government to tame the country's white-hot growth would lead to a "hard landing" (i.e., a recession), the Chinese economy continues to grow at a strong, steady pace. This bodes well not just for companies in China, but also for companies located across the region that are benefiting from increasing sales due to demand from China. Believing this theme will play out over a multiyear period, we are investing in such companies under the Greater China theme.

LG Electronics, Inc. (LGE), of Korea was the fund's top overall contributor to performance. The company's revenue and earnings came in at all-time highs in 2004 following a strong performance in its mobile handset business. The Korean firm agreed to form a joint venture with Canada's Nortel Networks, a move that could help LGE strengthen its global mobile telephone market position. LGE also formed a strategic alliance with Home Depot, the largest home goods chain in the United States. The company has been gaining retail space in North America and is expanding its appliance line in the region. Also contributing to performance were Bangkok (PLC) (foreign registered) (Thailand) and Daewoo Shipbuilding and Marine Engineering Co., Ltd. (Korea), while a position in Denway Motors (China) detracted. (As of 2/28/05, the position in Denway Motors was sold.)

Virtuality: This theme encompasses companies that focus on the areas of their business that can add the most value, while outsourcing elements of their businesses that add the least amount of value. These companies make money by virtue of health care patents or intellectual property rather than "hard assets," meaning that they often benefit from a relatively low cost structure. The fund's top contributor under Virtuality was Monsanto Co. (US). The agribusiness giant raised its earnings projections for the 2005 fiscal year and first quarter, citing encouraging results in key markets globally. Shares also benefited from approval by the European Commission of its genetically modified corn for use in human food.

The fund's largest negative contributor during the semiannual period, Pfizer, Inc. (US), is owned under this theme. The company more than quadrupled its fourth quarter net income, year over year, as sales of its Lipitor cholesterol-reducing medicine as well as other drugs surged. However, the results missed analysts' predictions. Shares also came under pressure during the period amid litigation concerning its painkiller Celebrex and growing competition to Lipitor in Europe.

Japan Restructuring: Here, we focus on Japanese companies that are taking steps to streamline their operations, reduce debt and become more shareholder-friendly. Japan underperformed the world markets during the period, but we helped offset this through strong stock selection in companies such as FANUC Ltd., which makes factory automation systems.

Diversification Assets: This theme consists of a position in gold mining stocks, which we own in order to manage the risk of instability in the global economy and/or financial markets. Since gold stocks historically have outperformed during times of stress on the global financial system, we view this asset class as an important tool to help achieve better portfolio diversification. Gold stocks lagged during the past six months, however, as weakness in the price of gold during December and January wiped out most of the gain the group registered during the first three months of the period.

Q:  What is your broad view of the state of the global equity markets as we move through 2005?

A:  We are seeking disequilibria in all its forms; in other words, we are looking for situations that we believe are unsustainable yet are priced by the market as though they will be sustained. In general, prices across the global financial markets are reflecting a very low level of perceived risk. Viewing this as a warning sign, we are approaching the markets with caution. Having said that, we have strong conviction in the thematic validity of the specific investments we have placed in the portfolio. We continue to believe that at a time of continued uncertainty in the markets, our emphasis on longer-term trends will help the fund deliver steady returns.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2005

Asset Allocation (Excludes Securities Lending Collateral)	2/28/05	8/31/04

Common Stocks	96%	98%
Exchange Traded Funds	2%	—
Cash Equivalents	1%	2%
Preferred Stocks	1%	—
	100%	100%
Geographical (As a % of Common Stocks)	2/28/05	8/31/04

Europe (excluding United Kingdom)	35%	22%
United States and Canada	25%	33%
Pacific Basin	18%	18%
Japan	8%	10%
United Kingdom	7%	7%
Latin America	5%	8%
Africa	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/28/05	8/31/04

Materials	19%	19%
Financials	17%	18%
Energy	15%	13%
Information Technology	13%	13%
Industrials	10%	8%
Health Care	8%	11%
Consumer Discretionary	7%	8%
Utilities	4%	4%
Telecommunication Services	4%	3%
Consumer Staples	3%	3%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2005 (22.0% of Net Assets)
1. LG Electronics, Inc. Manufacturer of telecommunication equipment	Korea	2.5%
2. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.5%
3. Total SA Producer of oil and natural gas	France	2.3%
4. BASF AG Producer of chemical products	Germany	2.3%
5. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.2%
6. Monsanto Co. Provider of agricultural products	United States	2.2%
7. Compania de Minas Buenaventura SA Operator of mining and exploration services	Peru	2.1%
8. ConocoPhillips Producer of petroleum and other natural gases	United States	2.1%
9. Gazprom Extracts, transports and sells natural gas	Russia	1.9%
10. LUKOIL Extractor, transporter, refiner and provider of oil and gas	Russia	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 94.4%
Australia 0.3%
Alumina Ltd. (Cost $890,166)	541,115	2,577,657
Austria 1.4%
Erste Bank der Oesterreichischen Sparkassen AG	68,900	3,752,522
Wienerberger AG (d)	184,600	9,176,609
(Cost $9,293,986)		12,929,131
Brazil 1.7%
Aracruz Celulose SA "B" (ADR)	228,150	8,742,708
Companhia Vale do Rio Doce (ADR)	210,500	7,367,500
(Cost $6,731,020)		16,110,208
Canada 4.4%
Canadian National Railway Co. (d)	254,800	15,801,566
EnCana Corp.	182,136	12,080,871
Goldcorp, Inc.	400,600	5,368,833
Meridian Gold, Inc.*	241,500	4,663,961
Placer Dome, Inc.	231,100	3,972,207
(Cost $19,316,077)		41,887,438
China 1.6%
China Petroleum & Chemical Corp. "H" (Cost $12,306,575)	33,648,000	15,302,396
France 4.0%
Carrefour SA	180,583	9,451,062
Societe Generale	60,482	6,378,407
Total SA (d)	93,557	22,250,108
(Cost $29,192,157)		38,079,577
Germany 10.5%
Allianz AG (Registered) (d)	117,712	14,871,470
BASF AG (d)	293,333	21,956,273
Commerzbank AG* (d)	662,391	14,818,904
E.ON AG (d)	238,762	21,462,924
Schering AG (d)	130,576	9,543,482
Stada Arzneimittel AG*	77,364	2,566,160
Volkswagen AG (d)	313,760	15,513,868
(Cost $67,108,232)		100,733,081
Hong Kong 2.9%
A-S China Plumbing Products Ltd.*	6,800,000	1,351,464
China Mobile (Hong Kong) Ltd.	1,438,000	4,661,916
Denway Motors Ltd.	9,076,000	3,504,287
Fountain Set (Holdings) Ltd.	10,244,900	6,882,183
Hutchison Whampoa Ltd.	1,107,000	9,955,008
Shangri-La Asia Ltd.	570,000	860,451
(Cost $32,110,051)		27,215,309
India 1.9%
Oil & Natural Gas Corp. Ltd.	310,700	6,055,146
Reliance Industries Ltd.	970,200	12,342,764
(Cost $16,947,185)		18,397,910
Indonesia 0.7%
PT Telekomunikasi Indonesia (ADR) (Cost $7,015,086)	352,400	6,769,604
Israel 0.7%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $6,658,786)	229,300	6,904,223
Italy 2.2%
Capitalia SpA	1,892,600	9,642,128
Enel SpA	641,800	6,170,253
Mediobanca SpA	315,100	5,321,568
(Cost $16,638,356)		21,133,949
Japan 7.7%
FANUC Ltd.	164,800	10,866,782
Japan Retail Fund Investment Corp. (REIT) (d)	274	2,136,334
Komatsu Ltd.	1,867,000	14,017,121
Mitsubishi Estate Co., Ltd.	874,000	10,654,032
Mitsui Fudosan Co., Ltd.	1,214,000	15,026,215
Mizuho Financial Group, Inc.	1,363	6,616,568
Nomura Holdings, Inc.	1,062,000	14,686,049
(Cost $61,380,073)		74,003,101
Korea 5.9%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	439,700	8,150,616
LG Electronics, Inc.	309,400	24,209,245
Samsung Electronics Co., Ltd.	45,690	23,776,359
(Cost $41,134,734)		56,136,220
Malaysia 0.5%
Resorts World Bhd. (Cost $4,371,834)	1,637,000	4,343,977
Mexico 2.9%
Cemex SA de CV (ADR)	225,500	9,013,235
Fomento Economico Mexicano SA de CV (ADR)	219,500	13,262,190
Grupo Televisa SA (ADR)	88,100	5,678,045
(Cost $19,549,197)		27,953,470
Netherlands 0.1%
Heineken NV (Cost $1,108,385)	32,800	1,118,845
Peru 2.1%
Compania de Minas Buenaventura SA (ADR) (Cost $14,738,044)	876,300	20,295,108
Russia 3.8%
Gazprom "S" (ADR)	500,400	18,286,621
LUKOIL (ADR)	126,700	17,706,325
(Cost $21,758,891)		35,992,946
Singapore 1.6%
DBS Group Holdings Ltd.	689,000	6,305,201
Singapore TeleCommunications Ltd.	5,702,550	9,211,376
(Cost $10,632,326)		15,516,577
South Africa 2.2%
Gold Fields Ltd.	1,046,400	12,488,228
Impala Platinum Holdings Ltd. (ADR)	386,300	8,515,868
(Cost $16,141,714)		21,004,096
Sweden 1.6%
Skandinaviska Enskilda Banken AB "A" (Cost $11,980,533)	784,200	15,182,537
Switzerland 2.6%
ABB Ltd. (Registered)*	1,132,814	6,892,434
Credit Suisse Group (Registered)*	125,527	5,464,021
Nestle SA (Registered)	17,209	4,775,850
Novartis AG (Registered) (d)	159,792	8,013,700
(Cost $20,497,989)		25,146,005
Taiwan 3.7%
Hon Hai Precision Industry Co., Ltd.	2,590,597	12,072,602
Quanta Computer, Inc.	8,997,069	16,085,619
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	783,369	7,144,325
(Cost $33,064,713)		35,302,546
Thailand 0.9%
Bangkok Bank PCL (Foreign Registered) (Cost $6,362,871)	2,691,900	8,503,172
United Kingdom 6.2%
Anglo American PLC	267,774	6,663,997
GlaxoSmithKline PLC	616,980	14,792,866
Lonmin PLC	91,594	1,815,089
National Grid Transco PLC	999,004	9,720,182
Rio Tinto PLC	159,374	5,629,400
RT Group PLC*	1,954,775	122,114
William Morrison Supermarkets PLC	4,070,559	17,502,963
Woolworths Group PLC	3,634,280	3,354,289
(Cost $59,806,513)		59,600,900
United States 19.8%
Affiliated Computer Services, Inc. "A"*	122,100	6,312,570
AFLAC, Inc.	299,600	11,483,668
Anadarko Petroleum Corp.	57,800	4,442,508
Avocent Corp.*	139,800	4,789,548
Caremark Rx, Inc.*	142,000	5,435,760
Caterpillar, Inc.	148,800	14,143,440
ConocoPhillips	181,703	20,149,046
Devon Energy Corp.	172,400	8,066,596
Eaton Corp.	62,900	4,387,275
Equity Residential (REIT)	135,400	4,442,474
Hewlett-Packard Co.	728,800	15,159,040
Medicines Co.*	158,900	3,702,370
Monsanto Co.	359,700	21,143,166
Newmont Mining Corp.	255,000	11,480,100
Pfizer, Inc.	534,200	14,044,118
SBC Communications, Inc.	391,000	9,403,550
Schlumberger Ltd.	149,900	11,309,955
Stillwater Mining Co.*	407,130	4,633,139
VERITAS Software Corp.*	257,700	6,241,494
Wyeth	208,300	8,502,806
(Cost $154,718,141)		189,272,623
Venezuela 0.5%
Compania Anonima Nacional Telefonos de Venezuela (ADR)* (Cost $5,048,721)	241,600	5,049,440
Total Common Stocks (Cost $706,502,356)		902,462,046

Preferred Stocks 0.8%
Brazil 0.0%
Companhia Vale do Rio Doce* (Cost $0)	389,000	4,507
Germany 0.8%
Porsche AG (Cost $6,966,180)	10,800	7,797,597
Total Preferred Stocks (Cost $6,966,180)		7,802,104

Exchange Traded Funds 2.2%
Malaysia 0.6%
iShares MSCI Malaysia Index Fund (d) (Cost $6,177,043)	849,600	6,091,632
United States 1.6%
iShares Nasdaq Biotechnology Index Fund* (d) (Cost $15,491,076)	221,100	15,101,130
Total Exchange Traded Funds (Cost $21,668,119)		21,192,762

Securities Lending Collateral 14.2%
Daily Assets Fund Institutional, 2.57% (c) (e) (Cost $135,566,405)	135,566,405	135,566,405

Cash Equivalents 1.3%
Scudder Cash Management QP Trust, 2.49% (b) (Cost $12,752,942)	12,752,942	12,752,942
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $883,456,002) (a)	112.9	1,079,776,259
Other Assets and Liabilities, Net 100.0%	(12.9)	(123,740,039)
Net Assets	100.0	956,036,220

* Non-income producing security.

(a) The cost for federal income tax purposes was $884,768,324. At February 28, 2005, net unrealized appreciation for all securities based on tax cost was $195,007,935. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $231,585,102 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $36,577,167.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan. The value of all the securities loaned at February 28, 2005 amounted to $129,723,552 which is 13.6% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts.

REIT: Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $735,136,655) — including $129,723,552 of securities loaned	$ 931,456,912
Investment in Scudder Cash Management QP Trust (cost $12,752,942)	12,752,942
Investment in Daily Assets Fund Institutional (cost $135,566,405)*	135,566,405
Total investments in securities, at value (cost $883,456,002)	1,079,776,259
Cash	2,975
Foreign currency, at value (cost $1,119,960)	1,136,589
Receivable for investments sold	23,813,867
Dividends receivable	1,585,946
Interest receivable	58,768
Receivable for Fund shares sold	679,170
Foreign taxes recoverable	158,779
Other assets	87,361
Total assets	1,107,299,714
Liabilities
Payable for investments purchased	13,214,197
Payable upon return of securities loaned	135,566,405
Deferred foreign taxes	99,196
Payable for Fund shares redeemed	540,986
Accrued management fee	751,120
Other accrued expenses and payables	1,091,590
Total liabilities	151,263,494
Net assets, at value	$ 956,036,220
Net Assets
Net assets consist of: Undistributed net investment income	112,842
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $99,196)	196,221,061
Foreign currency related transactions	107,440
Accumulated net realized gain (loss)	(57,232,478)
Paid-in capital	816,827,355
Net assets, at value	$ 956,036,220

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($23,302,654 ÷ 838,035 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 27.81
Maximum offering price per share (100 ÷ 94.25 of $27.81)	$ 29.51

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,919,933 ÷ 286,183 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 27.67

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,943,933 ÷ 214,810 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 27.67
Class R Net Asset Value, offering and redemption price(a) per share ($694,927 ÷ 24,941 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 27.86
Class AARP Net Asset Value, offering and redemption price(a) per share ($108,616,842 ÷ 3,907,220 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 27.80
Class S Net Asset Value, offering and redemption price(a) per share ($809,557,931 ÷ 29,154,463 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 27.77

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $474,098)	$ 6,678,849
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	262,812
Interest — Scudder Cash Management QP Trust	128,702
Interest	1,221
Total Income	7,071,584
Expenses: Management fee	4,317,489
Services to shareholders	1,063,431
Custodian and accounting fees	373,206
Distribution service fees	93,160
Auditing	44,867
Legal	11,600
Directors' fees and expenses	11,034
Reports to shareholders	73,956
Registration fees	15,843
Other	14,443
Total expenses before expense reductions	6,019,029
Expense reductions	(44,426)
Total expenses, after expense reductions	5,974,603
Net investment income	1,096,981
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $34,814)	43,964,594
Foreign currency related transactions	177,170
44,141,764
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $99,196)	132,230,898
Foreign currency related transactions	75,934
132,306,832
Net gain (loss) on investment transactions	176,448,596
Net increase (decrease) in net assets resulting from operations	$ 177,545,577

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2005 (Unaudited)	Year Ended August 31, 2004
Operations: Net investment income (loss)	$ 1,096,981	$ 2,492,096
Net realized gain (loss) on investment transactions	44,141,764	107,116,087
Net unrealized appreciation (depreciation) during the period on investment transactions	132,306,832	(1,352,704)
Net increase (decrease) in net assets resulting from operations	177,545,577	108,255,479
Distributions to shareholders from: Net investment income: Class A	—	(183,865)
Class B	—	(36,035)
Class C	—	(21,144)
Class R	—	(89)
Class AARP	(215,494)	(1,327,453)
Class S	(2,782,231)	(10,398,450)
Fund share transactions: Proceeds from shares sold	31,115,513	80,573,219
Reinvestment of distributions	2,786,678	11,161,452
Cost of shares redeemed	(78,121,468)	(183,912,469)
Redemption fees	11	—
Net increase (decrease) in net assets from Fund share transactions	(44,219,266)	(92,177,798)
Increase (decrease) in net assets	130,328,586	4,110,645
Net assets at beginning of period	825,707,634	821,596,989
Net assets at end of period (including undistributed net investment income of $112,842 and $2,013,586, respectively)	$ 956,036,220	$ 825,707,634

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.81	$ 20.42	$ 18.76	$ 23.14	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	—[d]	.12	.07	.04
Net realized and unrealized gain (loss) on investment transactions	5.01	2.65	1.69	(3.89)	(1.48)
Total from investment operations	5.00	2.65	1.81	(3.82)	(1.44)
Less distributions from: Net investment income	—	(.26)	(.15)	(.41)	—
Net realized gain on investment transactions	—	—	—	(.15)	—
Redemption fees	—***	—	—	—	—
Total distributions	—	(.26)	(.15)	(.56)	—
Net asset value, end of period	$ 27.81	$ 22.81	$ 20.42	$ 18.76	$ 23.14
Total Return (%)[e]	21.92f**	12.99[f]	9.75	(16.80)	(5.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	17	15	14	18
Ratio of expenses before expense reductions (%)	1.80*	1.77	1.66	1.63	1.62*
Ratio of expenses after expense reductions (%)	1.71*	1.69	1.66	1.63	1.62*
Ratio of net investment income (loss) (%)	(.05)g**	.04	.66	.34	.78*
Portfolio turnover rate (%)	53*	81	55	31	40

[a] For the six months ended February 28, 2005 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class A shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

[g] The ratio for the six months ended February 28, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended August 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.79	$ 20.40	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.11)	(.18)	(.03)	(.10)	—[d]
Net realized and unrealized gain (loss) on investment transactions	4.99	2.65	1.70	(3.90)	(1.48)
Total from investment operations	4.88	2.47	1.67	(4.00)	(1.48)
Less distributions from: Net investment income	—	(.08)	—[d]	(.22)	—
Net realized gain on investment transactions	—	—	—	(.15)	—
Total distributions	—	(.08)	—[d]	(.37)	—
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 27.67	$ 22.79	$ 20.40	$ 18.73	$ 23.10
Total Return (%)[e]	21.41f**	12.21[f]	8.93	(17.50)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	9	10	13
Ratio of expenses before expense reductions (%)	2.79*	2.58	2.45	2.43	2.41*
Ratio of expenses after expense reductions (%)	2.47*	2.47	2.45	2.43	2.41*
Ratio of net investment income (loss) (%)	(.43)g**	(.74)	(.13)	(.46)	(.01)*
Portfolio turnover rate (%)	53*	81	55	31	40

[a] For the six months ended February 28, 2005 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class B shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

[g] The ratio for the six months ended February 28, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended August 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.79	$ 20.39	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.11)	(.16)	(.02)	(.09)	—[d]
Net realized and unrealized gain (loss) on investment transactions	4.99	2.64	1.69	(3.90)	(1.48)
Total from investment operations	4.88	2.48	1.67	(3.99)	(1.48)
Less distributions from: Net investment income	—	(.08)	(.01)	(.23)	—
Net realized gain on investment transactions	—	—	—	(.15)	—
Total distributions	—	(.08)	(.01)	(.38)	—
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 27.67	$ 22.79	$ 20.39	$ 18.73	$ 23.10
Total Return (%)[e]	21.41f**	12.23[f]	8.91	(17.48)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	5	5	5
Ratio of expenses before expense reductions (%)	2.70*	2.56	2.44	2.40	2.39*
Ratio of expenses after expense reductions (%)	2.47*	2.46	2.44	2.40	2.39*
Ratio of net investment income (loss) (%)	(.43)g**	(.73)	(.12)	(.43)	.01*
Portfolio turnover rate (%)	53*	81	55	31	40

[a] For the six months ended February 28, 2005 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class C shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

[g] The ratio for the six months ended February 28, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Year Ended August 31,	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.89	$ 21.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	.02
Net realized and unrealized gain (loss) on investment transactions	5.02	1.37
Total from investment operations	4.97	1.39
Less distributions from: Net investment income	—	(.19)
Redemption fees	—***	—
Net asset value, end of period	$ 27.86	$ 22.89
Total Return (%)[d]	21.71**	6.38**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	.5
Ratio of expenses before expense reductions (%)	2.12*	1.87*
Ratio of expenses after expense reductions (%)	1.96*	1.82*
Ratio of net investment income (loss) (%)	(.18)e**	.13*
Portfolio turnover rate (%)	53*	81

[a] For the six months ended February 28, 2005 (Unaudited).

[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio for the six months ended February 28, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended August 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.82	$ 20.42	$ 18.77	$ 23.16	$ 27.40
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.05	.16	.13	.22
Net realized and unrealized gain (loss) on investment transactions	5.01	2.67	1.69	(3.90)	(4.31)
Total from investment operations	5.03	2.72	1.85	(3.77)	(4.09)
Less distributions from: Net investment income	(.05)	(.32)	(.20)	(.47)	(.05)
Net realized gains on investment transactions	—	—	—	(.15)	(.10)
Total distributions	(.05)	(.32)	(.20)	(.62)	(.15)
Redemption fees	—***	—	—	—	—
Net asset value, end of period	$ 27.80	$ 22.82	$ 20.42	$ 18.77	$ 23.16
Total Return (%)	22.02d**	13.35[d]	10.00	(16.62)	(14.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	93	87	90	126
Ratio of expenses before expense reductions (%)	1.48*	1.49	1.43	1.35	1.30e*
Ratio of expenses after expense reductions (%)	1.45*	1.45	1.43	1.35	1.30e*
Ratio of net investment income (loss) (%)	.08f**	.28	.89	.62	.90*
Portfolio turnover rate (%)	53*	81	55	31	40

[a] For the six months ended February 28, 2005 (Unaudited).

[b] For the period from September 11, 2000 (commencement of operations of Class AARP shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.

[f] The ratio for the six months ended February 28, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended August 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 22.82	$ 20.41	$ 18.76	$ 23.15	$ 31.36	$ 31.25
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.07	.16	.13	.21	.53[c]
Net realized and unrealized gain (loss) on investment transactions	5.00	2.66	1.69	(3.90)	(4.77)	3.69
Total from investment operations	5.04	2.73	1.85	(3.77)	(4.56)	4.22
Less distributions from: Net investment income	(.09)	(.32)	(.20)	(.47)	(.25)	(.20)
Net realized gains on investment transactions	—	—	—	(.15)	(3.40)	(3.91)
Total distributions	(.09)	(.32)	(.20)	(.62)	(3.65)	(4.11)
Redemption fees	—***	—	—	—	—	—
Net asset value, end of period	$ 27.77	$ 22.82	$ 20.41	$ 18.76	$ 23.15	$ 31.36
Total Return (%)	22.13**	13.36[d]	10.01	(16.62)	(16.34)	13.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	810	703	705	756	1,090	1,552
Ratio of expenses (%)	1.31*	1.42	1.43	1.35	1.34[e]	1.33[f]
Ratio of net investment income (loss) (%)	.14g**	.31	.89	.62	.86	1.71[c]
Portfolio turnover rate (%)	53*	81	55	31	40	60

[a] For the six months ended February 28, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Net investment income per share includes non-recurring dividend income amounting to $.29 per share; the ratio of net investment income excluding the non-recurring dividend is .77%.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.

[f] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.32%.

[g] The ratio for the six months ended February 28, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information). Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $100,724,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2011 (the expiration date), whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $233,681,513 and $286,133,917, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of the Fund's average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.98% of the Fund's average daily net assets.

Effective October 1, 2003 through November 30, 2005, the Advisor has agreed to contractually waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.455%, 1.475%, 1.465%, 1.445% and 1.445% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.955% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and R shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the fund. For the six months ended February 28, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2005
Class A	$ 40,240	$ 9,535	$ 15,577
Class B	25,701	12,680	9,690
Class C	15,819	6,484	5,444
Class R	1,356	425	931
Class AARP	169,021	12,862	67,509
Class S	516,911	—	378,149
	$ 769,048	$ 41,986	$ 477,300

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended February 28, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $194,215, of which $59,730 is unpaid at February 28, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended February 28, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2005
Class B	$ 29,698	$ 4,900
Class C	21,219	3,426
Class R	669	126
	$ 51,586	$ 8,452

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the the six months ended February 28, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2005	Annualized Effective Rate
Class A	$ 24,324	$ 4,986.25%
Class B	9,572	1,254.24%
Class C	7,073	907.25%
Class R	605	180.23%
	$ 41,574	$ 7,327

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2005, aggregated $1,350. There were no underwriting commissions paid in connection with the distribution of Class C shares for the the six months ended February 28, 2005.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2005, the CDSC for Class B and C shares aggregated $15,800 and $79, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no deferred sales charges paid for Class A for the six months ended February 28, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amount for 2002 and 2003 were $294 and $262, respectively.

D. Expense Reductions

For the six months ended February 28, 2005, the Advisor agreed to reimburse the Fund $2,440, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	319,887	$ 8,038,910	199,777	$ 4,765,997
Class B	29,173	733,832	101,117	2,323,805
Class C	50,614	1,277,681	71,986	1,636,980
Class R	5,362	142,856	22,291*	527,605*
Class AARP	114,888	2,960,119	284,962	6,589,659
Class S	705,982	17,962,115	2,824,058	64,729,173
		$ 31,115,513		$ 80,573,219
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	7,875	$ 178,918
Class B	—	—	1,553	35,135
Class C	—	—	913	20,826
Class R	—	—	4*	89*
Class AARP	7,677	201,605	54,792	1,243,231
Class S	98,629	2,585,073	426,951	9,683,253
		$ 2,786,678		$ 11,161,452
Shares redeemed
Class A	(214,725)	$ (5,375,535)	(192,709)	$ (4,547,569)
Class B	(87,278)	(2,193,508)	(204,929)	(4,706,780)
Class C	(57,488)	(1,472,743)	(98,577)	(2,292,108)
Class R	(576)	(14,950)	(2,140)*	(52,536)*
Class AARP	(272,739)	(6,933,603)	(563,609)	(12,910,250)
Class S	(2,453,006)	(62,131,129)	(6,999,203)	(159,403,226)
		$ (78,121,468)		$ (183,912,469)
Redemption fees		$ 11		$ —
Net increase (decrease)
Class A	105,135	$ 2,663,375	14,943	$ 397,346
Class B	(58,105)	(1,459,676)	(102,259)	(2,347,840)
Class C	(6,874)	(195,062)	(25,678)	(634,302)
Class R	4,786	127,906	20,155*	475,158*
Class AARP	(150,174)	(3,771,868)	(223,855)	(5,077,360)
Class S	(1,648,395)	(41,583,941)	(3,748,194)	(84,990,800)
		$ (44,219,266)		$ (92,177,798)

* For the period November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGQAX	SGQBX	SGQCX
CUSIP Number	378947-857	378947-840	378947-832
Fund Number	407	607	707

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SGQRX
CUSIP Number	378947-741
Fund Number	1512

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACOBX	SCOBX
Fund Number	107	007
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 2, 2005